UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Global Consumer Fund	December 31, 2021
PGLOX	Investor Class

T. ROWE PRICE GLOBAL CONSUMER FUND

HIGHLIGHTS

■	The Global Consumer Fund outperformed its benchmark, the MSCI All Country World Index Consumer Discretionary & Consumer Staples ex Automobile & Components Net, for the 12 months ended December 31, 2021.

■	Fund performance was aided by strong consumer demand in a number of idiosyncratic post-pandemic reopening bets informed by our in-depth research.

■	We have kept the portfolio tilted toward trends that have been accelerated by the coronavirus pandemic while still increasing exposure to reopening stocks with attractive risk/reward characteristics.

■	Going into the first half of 2022, we expect the lack of incremental stimulus to lead to moderating demand within the consumer space, with various cost pressures continuing to weigh on profitability. In a moderating demand environment, we believe that individual stock selection matters more than ever.

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*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during 2021 as strong corporate earnings growth and a recovering economy contended with worries about inflation, new coronavirus variants, and less accommodative central banks. Most developed market stock benchmarks finished the year with positive returns, although gains slowed in the second half of the year, while fixed income returns faced headwinds from rising interest rates.

Large-cap U.S. growth stocks delivered the strongest returns, but solid results were common in many developed markets. However, emerging markets stock benchmarks struggled amid a significant equity market downturn in China.

The large-cap S&P 500 Index returned almost 29%, marking its third straight year of positive returns. Robust results were widespread across the benchmark—according to Bloomberg data, 2021 marked the first year that all of the S&P 500 sectors recorded double-digit gains. The energy sector, which was the worst performer in 2020, was the leader in 2021 amid a sharp increase in oil prices, and real estate stocks also rebounded from a down year as strong demand led to rising rents. Financial and information technology stocks also produced excellent returns and outperformed the broad market.

In the fixed income market, rising Treasury yields weighed on performance, but below investment-grade corporate bonds delivered solid results as they benefited from improving fundamentals and investor demand for higher-yielding securities. (Bond prices and yields move in opposite directions.)

A robust increase in corporate earnings growth appeared to be a significant performance driver during the year. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009, and while third-quarter earnings slowed, they continued to beat expectations at an impressive pace. Despite the significant rally in the S&P 500 during 2021, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices. Although economic growth showed signs of slowing at times, data remained generally positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 3.9% by December, and job openings reached a record high.

However, optimism surrounding strong earnings and employment gains was tempered by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982, a factor that may have contributed to a decline in consumer sentiment late in the year.

Meanwhile, central banks began to move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve began trimming its purchases of Treasuries and agency mortgage-backed securities in November, and policymakers indicated that they could soon start raising short-term interest rates.

How markets respond to the normalization of monetary policy is an open question. While fading stimulus might pose some challenges for investors, I believe it could contribute to a return of price sensitivity in global markets, which bodes well for selective investors focused on fundamentals.

Elevated valuations, higher inflation, and the continuing struggle to control the pandemic also pose potential challenges for financial markets in 2022. However, on the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
President and CEO

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Global Consumer Fund returned 8.94% for the 12-month period ended December 31, 2021, outperforming its benchmark, the MSCI All Country World Index Consumer Discretionary & Consumer Staples ex Automobile & Components Net. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund outperformed its benchmark over the 12-month period, with much of that performance attributable to gains in the first half of the year. However, amid new coronavirus variants and U.S. monetary policy concerns, the fund still modestly outpaced the benchmark in the latter half of the year.

Within the portfolio, relative contributors were distributed across many sectors. Home improvement retailer Home Depot offered strong performance over the year as consumers allocated more dollars to renovating and remodeling their homes as work-/school-from-home trends continued. Robust earnings reports also inspired investor confidence in the company. Our position in Rivian Automotive, an electric vehicle automaker and automotive technology company that went public in the fourth quarter, contributed, benefiting from its partnership with Amazon.com, strong preorder momentum, and confirmation of a second U.S. plant in Georgia. However, the company reduced the production outlook on supply chain issues and challenges in ramping the battery line, which was mildly disappointing for investors. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our holdings in luxury brands and goods were another source of strength, as the reopening of the economy released pent-up demand for social occasions and interpersonal interactions. Luxury beauty manufacturer Estee Lauder rose on better-than-expected sales growth—including continued strong performance in travel retail and China despite pandemic-related store restrictions—and better sales leverage. Capri Holdings, a global fashion and accessories group that owns Michael Kors, Versace, and Jimmy Choo brands, also rose amid heightened consumer demand despite a challenging operating environment, reflected by sales growth in its core brands. The market also rewarded management’s efforts to prioritize profitability and increase gross margins through lower promotional activity and a better distribution mix, among other initiatives.

Elsewhere in the portfolio, the ongoing resumption of on-premises consumption continued to be a boon to Coca-Cola, which was hurt during the height of the pandemic by closed restaurants and an increase in take-out food orders. As the economy reopened and event spaces and restaurants saw an increase in reservations and occupancy, the beverage giant reported a quarterly earnings beat and lifted its full-year profit guidance. We added to our position as we see the stock as a solid reopening play. Our underweight in Chinese food delivery service Meituan also contributed to performance, as the company suffered from ongoing regulatory headwinds in the Chinese internet space during the period. We eliminated our position on reduced risk/reward characteristics.

Notable detractors from performance came from several categories. While we reduced our exposure to the Chinese internet space amid increasing regulatory scrutiny, we were still negatively impacted through our ownership of Alibaba Group Holding, which delivered slower growth and diminished profitability over the year. Shares of omnichannel retailer Magazine Luiza fell on macroeconomic weakness in Brazil compounded by operational deficiencies in the company, which we hope to see corrected over time. ASOS, a European online fashion retailer, also gave back its 2020 gains as the economy reopened and consumers frequented brick-and-mortar stores more often. On an absolute basis, the company’s fundamentals continue to perform well, but ASOS was not able to achieve the high bar set in 2020.

How is the fund positioned?

Our goal is to identify structural share gainers positioned to earn improving returns in consumer industries globally.

During the second half of the year, we targeted medium- and long-term investment ideas, along with select tactical trades, to create a more concentrated fund with high-conviction names and more meaningful bets that would position the portfolio for a sustained global recovery.

Our top purchases during the year were from a variety of subsectors and were largely composed of what we view as post-pandemic reopening beneficiaries. We built up our position in Home Depot to play the housing trend, which we believe will continue to contribute to solid growth for the company. We also added to Burlington Stores, the third-largest off-price retailer in the U.S. We are optimistic that the company, as a 100% brick-and-mortar store, may see increases in sales and profits as consumers return to in-store shopping in the midst of rising vaccination rates. We also increased our overweight to Amazon.com, as we believe that, following muted performance in 2021 where the company gave back some of its market share gain from 2020, sales trends should reaccelerate in the back half of 2022 as comparisons ease. Costco Wholesale is the largest warehouse retailer in the U.S., and we see the company as a steady grinder that performs well in various economic environments.

Costco has been gaining market share at a fast clip, and considering the potential benefits of a likely membership fee increase in the next 12 to 18 months, we grew our position.

Our sales during the year also extended across many areas of the market. Our largest sale of Philip Morris International, which we eliminated in the latter half of the year, was to limit potential environmental, social, and governance concerns within the portfolio. We also eliminated Altria Group for similar reasons. In an effort to concentrate our holdings, we exited our position in homebuilder NVR to reinvest in a higher-conviction name and eliminated shares of global streaming video-on-demand service Netflix to optimize what we consider consumer-adjacent exposure within the portfolio. We sold shares of China Mengniu Dairy, the second-largest dairy company in China, after a strong performance run in order to redeploy assets into Chinese white liquor company Kweichow Moutai, which we felt had a better risk/ reward ratio.

What is portfolio management’s outlook?

We went through a period of extraordinarily strong demand in 2021, driven by unprecedented levels of fiscal and monetary stimulus. Going into the first half of 2022, we expect the lack of incremental stimulus to lead to moderating demand within the consumer space, with the loss of several hundreds of millions of dollars of stimulus-enhanced benefits, partially offset by rising wages. As comparisons ease in the second half of the year, we expect growth to reaccelerate.

Moving forward, cost pressures, such as supply chain disruptions and commodity and labor inflation, continue to be concerns, and while many of these costs are being passed to the end consumer, not all companies will be successful in execution. In a moderating demand environment with persistent cost pressures, we believe that individual stock selection matters more than ever. Against this backdrop, we are prioritizing companies that are gaining market share as well as those with pricing power and a greater ability to pass on price increases to consumers. We are confident in our positioning for 2022 and will continue to focus on high-quality businesses that are on the right side of change, have a durable competitive moat, and can compound value over time.

Effective July 1, 2021, Vivian Si joined Jason Nogueira as a co-portfolio manager of the fund and cochair of the fund’s Investment Advisory Committee. Effective October 1, 2021, Mr. Nogueira stepped down as a co-portfolio manager of the fund and cochair of the fund’s Investment Advisory Committee, and Ms. Si remained as portfolio manager of the fund and chair of the fund’s Investment Advisory Committee. Ms. Si joined T. Rowe Price in 2012, and her investment experience dates from that time. She has served as an investment analyst with the firm for the past five years.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Market conditions

The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events, such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues, could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events, such as natural disasters, pandemics, and widespread health crises, may lead to unexpected suspensions or closures of securities exchanges, travel restrictions, or quarantines and may have an extended adverse impact on global market conditions.

Consumer-related companies

Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Since the fund focuses its investments on consumer companies, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility.

The potential for wide variation in performance reflects the special risks associated with companies in the continually evolving consumer discretionary and staples sectors. Consumer companies can be significantly affected by business cycles and general economic trends; capital spending levels; demographic and product trends; marketing campaigns; competitive pricing; labor relations; fluctuating component and commodity prices; legislation, government regulation, and import controls; interest rates; and environmental factors relating to manufacturing, including liability arising from environmental damage. Earnings disappointments and intense worldwide competition for market share can result in sharp price declines.

When the economy is growing, the consumer discretionary sector may outperform the consumer staples sector, but the opposite may be true during periods of worsening economic conditions. The consumer discretionary sector tends to be more cyclical and is highly dependent on overall consumer confidence and spending habits. Consumer discretionary stocks can be particularly affected by several factors, including changing consumer preferences, demographics, marketing, levels of disposable household income and spending, and the risk that discretionary products may rapidly become obsolete or fall out of favor with consumers. The consumer staples sector as a whole tends to be less susceptible to recessions and periods of slow growth but is subject to the risk that products or services that were once in demand may no longer be considered essential by consumers. Consumer staples stocks can be particularly affected by, among other things, social trends (such as food or diet fads), the depletion of resources and the prices of raw materials, intense competition, and government regulations that adversely impact production methods or profitability.

For a more thorough discussion of risks, please see the fund’s prospectus.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/21
Amazon.com	16.1%
Home Depot	6.4
LVMH Moet Hennessy Louis Vuitton	4.3
Costco Wholesale	3.0
Nestle	2.9
Coca-Cola	2.7
Nike	2.6
Alibaba Group Holding	2.5
Procter & Gamble	2.4
Rivian Automotive	2.4
Burlington Stores	2.3
Estee Lauder	2.2
McDonald's	2.2
Sony	2.1
Starbucks	1.8
Hilton Worldwide Holdings	1.8
Pernod Ricard	1.7
Unilever	1.7
Dollar General	1.6
Richemont	1.5
Mondelez International	1.5
Chipotle Mexican Grill	1.4
Kweichow Moutai	1.3
Davide Campari-Milano	1.3
lululemon athletica	1.3
Total	**71.0%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

December 31, 2021

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 0.9%		
Common Stocks 0.9%		
MercadoLibre (USD) (1)	726	979
Total Argentina (Cost $964)		**979**
BRAZIL 0.2%		
Common Stocks 0.2%		
Magazine Luiza	145,924	187
Total Brazil (Cost $408)		**187**
CANADA 1.1%		
Common Stocks 1.1%		
Shopify, Class A (USD) (1)	851	1,172
Total Canada (Cost $1,104)		**1,172**
CHINA 6.4%		
Common Stocks 5.1%		
Alibaba Group Holding (HKD) (1)	184,500	2,711
Huazhu Group, ADR (USD) (1)	15,540	580
Li Ning (HKD)	87,500	960
Tencent Holdings (HKD)	21,400	1,249
		5,500
Common Stocks - China A Shares 1.3%		
Kweichow Moutai, A Shares (CNH)	4,300	1,382
		1,382
Total China (Cost $8,452)		**6,882**
FRANCE 6.0%		
Common Stocks 6.0%		
LVMH Moet Hennessy Louis Vuitton	5,538	4,577
Pernod Ricard	7,574	1,822
Total France (Cost $4,951)		**6,399**

PORTUGAL 0.8%

Common Stocks 0.8%		
Jeronimo Martins	36,294	830
Total Portugal (Cost $606)		**830**

SINGAPORE 1.1%

Common Stocks 1.1%		
Sea, ADR (USD) (1)	5,122	1,146
Total Singapore (Cost $1,036)		**1,146**

SWEDEN 0.5%

Common Stocks 0.5%		
Swedish Match	67,863	539
Total Sweden (Cost $534)		**539**

SWITZERLAND 4.9%

Common Stocks 4.9%		
Cie Financiere Richemont	10,854	1,622
Nestle	21,936	3,063
On Holding, Acquisition Date: 2/25/20, Cost $65 (USD) (1)(2)	9,000	323
On Holding, Class A (USD) (1)	5,862	221
Total Switzerland (Cost $3,674)		**5,229**

UNITED KINGDOM 3.0%

Common Stocks 3.0%		
ASOS (1)	5,435	177
Deliveroo (1)	17,896	51
Farfetch, Class A (USD) (1)	15,000	501
Next	5,840	646
Unilever (EUR)	33,835	1,814
Total United Kingdom (Cost $3,324)		**3,189**

UNITED STATES 65.5%

Common Stocks 64.7%		
Allbirds, Acquisition Date: 10/9/18 - 12/21/18, Cost $22 (1)(2)	1,995	29

Allbirds, Class A (1)	777	12
Amazon.com (1)	5,164	17,219
Boston Beer, Class A (1)	626	316
Burlington Stores (1)	8,469	2,469
Canva, Acquisition Date: 8/16/21 - 12/17/21, Cost $752 (1)(2)(3)	441	752
Capri Holdings (1)	16,943	1,100
Cedar Fair (1)	19,281	965
Chipotle Mexican Grill (1)	849	1,484
Coca-Cola	49,342	2,922
Costco Wholesale	5,579	3,167
Dollar General	7,201	1,698
Dollar Tree (1)	4,285	602
DraftKings, Class A (1)	11,280	310
elf Beauty (1)	27,697	920
Estee Lauder, Class A	6,476	2,397
Figs, Class A (1)	23,395	645
Floor & Decor Holdings, Class A (1)	6,311	820
Hilton Worldwide Holdings (1)	12,097	1,887
Home Depot	16,523	6,857
Keurig Dr Pepper	20,854	769
Lululemon Athletica (1)	3,469	1,358
McDonald's	8,663	2,322
Meta Platforms, Class A (1)	3,303	1,111
MGM Resorts International	19,117	858
Mondelez International, Class A	23,621	1,566
Monster Beverage (1)	11,891	1,142
NIKE, Class B	16,914	2,819
Ollie's Bargain Outlet Holdings (1)	8,438	432
O'Reilly Automotive (1)	1,780	1,257
Pax Labs, Class A, Acquisition Date: 4/18/19, Cost $96 (1)(2)(3)	25,556	26
Procter & Gamble	15,950	2,609
RealReal (1)	26,087	303
Rent the Runway, Acquisition Date: 3/21/19 - 4/30/20, Cost $38 (1)(2)	1,975	15
Rent the Runway, Class A (1)	4,560	37
Rivian Automotive, Acquisition Date: 7/10/20 - 7/23/21, Cost $624 (1)(2)	19,042	1,876
Rivian Automotive, Class A (1)	6,538	678
Starbucks	16,569	1,938
Toast, Class A (1)	1,799	62
Toast, Class B, Acquisition Date: 6/27/18 - 2/14/20, Cost $31 (1)(2)	6,567	217
Warby Parker, Class A (1)	1,816	85
Wayfair, Class A (1)	2,541	483

Wingstop	4,429	765
		69,299
Convertible Preferred Stocks 0.8%		
Canva, Series A, Acquisition Date: 11/4/21 - 12/17/21, Cost $53 (1)(2)(3)	31	53
Canva, Series A-3, Acquisition Date: 12/17/21, Cost $19 (1)(2)(3)	11	19
Cava Group, Series E, Acquisition Date: 6/23/20 - 3/26/21, Cost $104 (1)(2)(3)	3,969	232
Cava Group, Series F, Acquisition Date: 3/26/21, Cost $113 (1)(2)(3)	3,007	175
Rappi, Series E, Acquisition Date: 9/8/20, Cost $331 (1)(2)(3)	5,539	357
		836
Total United States (Cost $53,075)		**70,135**
SHORT-TERM INVESTMENTS 0.0%		
Money Market Funds 0.0%		
T. Rowe Price Government Reserve Fund, 0.06% (4)(5)	1,045	1
Total Short-Term Investments (Cost $1)		**1**
Total Investments in Securities		
100.6% of Net Assets		
(Cost $86,600)		**$ 107,656**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to $4,074 and represents 3.8% of net assets.

(3) See Note 2. Level 3 in fair value hierarchy.

(4) Seven-day yield

(5) Affiliated Companies

ADR American Depositary Receipts

CNH Offshore China Renminbi

EUR Euro

HKD Hong Kong Dollar

USD U.S. Dollar

The accompanying notes are an integral part of these financial statements.

December 31, 2021

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Consumer Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks to provide long-term growth of capital.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2021. Gain (loss) reflects both realized and change in unrealized gain/ loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2021, totaled $199,000 for the year ended December 31, 2021.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2021, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $75,913,000 and $63,532,000, respectively, for the year ended December 31, 2021.

NOTE 4 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain and the recharacterization of distributions. For the year ended December 31, 2021, the following reclassification was recorded:

Distributions during the years ended December 31, 2021 and December 31, 2020, were characterized for tax purposes as follows:

At December 31, 2021, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. During the year ended December 31, 2021, the fund utilized $2,000 of capital loss carryforwards.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At December 31, 2021, the effective annual group fee rate was 0.28%.

The fund is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and pay the fund for any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The fund is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the fund’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the year ended December 31, 2021 as indicated in the table below. Including this amount, expenses previously waived/paid by Price Associates in the amount of $438,000 remain subject to repayment by the fund at December 31, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2021, expenses incurred pursuant to these service agreements were $82,000 for Price Associates; $76,000 for T. Rowe Price Services, Inc.; and $3,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $5,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Global Consumer Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Global Consumer Fund (one of the funds constituting T. Rowe Price International Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2022

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/21

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$4,251,000 from short-term capital gains

■	$4,012,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

For taxable non-corporate shareholders, $844,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $529,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [204]	President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [204]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D.(c) (1963) 2013 [0]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber(d) (1946) 2001 [0]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochair of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chair of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Kellye Walker(e) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)

(a) All information about the independent directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

(b) William J. Stromberg, chair of the Board, director, and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

(c) Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.

(d) Effective December 31, 2021, Mr. Schreiber resigned from his role as independent director of the Price Funds.

(e) Effective November 8, 2021, Ms. Walker was elected as independent director of the Price Funds.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [204]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [204]	Director and Vice President, T. Rowe Price; President, T. Rowe Price Group, Inc.; Director, Price Investment Management; Vice President, T. Rowe Price Trust Company; Vice President, International Funds

(a) All information about the interested directors was current as of December 31, 2020, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With International Funds	Principal Occupation(s)

Mariel Abreu (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason R. Adams (1979) Executive Vice President	Vice President T. Rowe Price and T. Rowe Price Group, Inc.

Ulle Adamson, CFA (1979) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Syed H. Ali (1970) Vice President	Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Malik S. Asif (1981) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Harishankar Balkrishna (1983) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Sheena L. Barbosa (1983) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Peter J. Bates, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Luis M. Baylac (1982) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Steven E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Christopher P. Brown, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shiu Tak Chan (1981) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew Chang (1983) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Vincent Chung (1988) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Investment Analyst/Trader, Observatory Capital Management LLP (to 2019)

Archibald Ciganer, CFA (1976) Executive Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew S. Davis (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Iona Dent, CFA (1991) Vice President	Vice President, Price International; formerly, Associate, Equity Research, Deutsche Bank (to 2018)

Maria Elena Drew (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Executive Director, Goldman Sachs Asset Management (to 2017)

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Dawei Feng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, Head of China Consumer in Equity Research, Credit Lyonnais Asia-Pacific (to 2018)

Ryan W. Ferro (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Melissa C. Gallagher (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Aaron Gifford, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Strategist, Morgan Stanley & Co. LLC (to 2017)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Vishnu V. Gopal (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Joel Grant (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, Price International, and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Griffiths, CFA (1977) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Gianluca Guicciardi (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shaoyu Guo (1992) Vice President	Vice President, Price Hong Kong; formerly, Economist, J.P. Morgan (to 2020); Research Analyst, International Monetary Fund (to 2017)

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nabil Hanano, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Jeffrey Holford, Ph.D., ACA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Managing Director, Jeffries Financial Group (to 2018)

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Tetsuji Inoue (1971) Vice President	Vice President, Price Hong Kong, T. Rowe Price Group, Inc., and Price International

Michael Jacobs (1971) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc.

Prashant G. Jeyaganesh (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Yoichiro Kai (1973) Vice President	Vice President, Price Singapore, T. Rowe Price Group, Inc., and Price International

Jacob H. Kann, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jai Kapadia (1982) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Takanori Kobayashi (1981) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and Price International; formerly, Research Analyst, Allianz Global Investors (to 2017)

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shengrong Lau (1982) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Lu Liu (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Johannes Loefstrand (1988) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Anh Lu (1968) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Jennifer Martin (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ryan Martyn (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Colin McQueen (1967) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Senior Investment Manager, Global Equities, Sanlam FOUR Investments UK Limited (to 2019)

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Jihong Min (1979) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Eric C. Moffett (1974) Executive Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Ivan Morozov, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Samy B. Muaddi, CFA (1984) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Tobias F. Mueller, CFA (1980) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Razan Nasser (1985) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International; formerly, Senior Economist, HSBC Bank Middle East Ltd (to 2019)

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

Philip A. Nestico (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sridhar Nishtala (1975) Vice President	Director and Vice President, Price Singapore; Vice President, T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Oluwaseun Oyegunle, CFA (1984) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Todd Reese (1990) Vice President	Vice President, T. Rowe Price

Melanie A. Rizzo (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David L. Rowlett, CFA (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Nikolaj Schmidt (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Bin Shen, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Scott D. Solomon, CFA (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Saurabh Sud, CFA (1985) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Senior Vice President, PIMCO (to 2018)

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Sin Dee Tan, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Siby Thomas (1979) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) President	Director, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.; Director and Vice President, Price International

Mark J. Vaselkiv (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Rupinder Vig (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Willem Visser (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Investment Analyst, NN Investment Partners (to 2017)

Christopher Vost (1989) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Zenon Voyiatzis (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Verena E. Wachnitz, CFA (1978) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

David J. Wallack (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Dai Wang (1989) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Hiroshi Watanabe, CFA (1975) Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

James Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Marta Yago (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and Price International

Benjamin T. Yeagle (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ernest C. Yeung, CFA (1979) Executive Vice President	Director and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.

Eric Yuan (1984) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Wenli Zheng (1979) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,732,000 and $3,781,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date February 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date February 15, 2022

	By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date February 15, 2022